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Scudder Japanese Equity Fund

Classes A, B and C

Annual Report

August 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder Japanese Equity Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

Japanese Equity Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Shareholder Meeting Results

<Click Here> Directors and Officers

<Click Here> Account Management Resources

Scudder Japanese Equity Fund	Nasdaq Symbol	CUSIP Number
Class A	FJEAX	251555777
Class B	FJEBX	251555769
Class C	FJECX	251555751

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 53-JAPAN. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Japanese Equity Fund	1-Year	3-Year	Life of Class**
Class A	-6.44%	-9.92%	3.40%
Class B	-6.92%	-11.03%	8.36%
Class C	-7.09%	-	-20.84%
MSCI Japan Index+	-15.08%	-14.79%	-5.56%

Sources: Lipper, Inc. and Deutsche Asset Management
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 8/31/02	$ 7.83	$ 10.83	$ 10.82
8/31/01	$ 9.47	$ 12.47	$ 12.48
Distribution Information: Twelve Months: Income Dividends	$ 1.03	$ .78	$ .78

Class A Lipper Rankings* - Japanese Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	4	of	54	8
3-Year	1	of	38	3

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(a)* (Adjusted for Sales Charge)
[] Scudder Japanese Equity Fund - Class A [] MSCI Japan Index+

Comparative Results* (Adjusted for Sales Charge)
Scudder Japanese Equity Fund		1-Year	3-Year	Life of Class**
Class A(b)	Growth of $10,000	$8,818	$6,888	$11,087
	Average annual total return	-11.82%	-11.69%	2.15%
Class B(b)	Growth of $10,000	$9,047	$6,954	$13,675
	Average annual total return	-9.53%	-11.40%	8.03%
Class C(b)	Growth of $10,000	$9,291	-	$5,914
	Average annual total return	-7.09%	-	-20.84%
MSCI Japan Index+	Growth of $10,000	$8,492	$6,187	$7,583
	Average annual total return	-15.08%	-14.79%	-5.56%

The growth of $10,000 is cumulative.

* Returns and rankings during all periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings for share classes may vary.
** The Fund's inception dates are: Class A shares October 20, 1997, Class B shares August 10, 1998, Class C shares May 31, 2000. Benchmark returns are for comparative purposes relative to Class A shares and are for the period beginning October 31, 1997.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance. During the year ended August 31, 2002, the maximum initial sales charge for Class A shares was increased to 5.75% from 5.50% and the maximum contingent deferred sales charge for Class B shares was decreased to 4.00% from 5.00%.
+ The MSCI Japan Index is an unmanaged index of equity securities listed on the Tokyo Stock Exchange. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Shareholders redeeming Class A shares held less than sixty days will have a lower total return due to the effect of the 2% short-term redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder Japanese Equity Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Japanese Equity Portfolio in which the Scudder Japanese Equity Fund invests substantially all of its assets. Deutsche Asset Management (Japan) Limited ("DeAMJ"), the fund's sub-advisor, is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. Prior to September 5, 2002, DWS International Portfolio Management GmbH ("DWS") served as the sub-advisor to the Japanese Equity Portfolio.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. and DeAMJ are indirect, wholly-owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Effective September 5, 2002, the following individuals are responsible for the day to day management of the Portfolio.

Kuniyuki Kashiwazaki

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2001.

Over 12 years combined investment experience in equities and bonds.

Previously served as a Pan-European equity fund manager and later a US equity fund manager for Aozora Asset Management (formerly known as NCB Investment Management) for the four years prior to joining Deutsche Asset Management.

MBA, Stanford University, Chartered Financial Analyst.

Sean Lenihan

Director of Deutsche Trust Bank Limited and Consultant to the Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2001.

Over 10 years of investment experience in Japanese equities.

Previously served as a Japanese large cap equity analyst and later a Japanese small-medium cap fund manager/analyst for Schroder Investment Management (Japan) Ltd. for the seven years prior to joining Deutsche Asset Management.

Timothy Griffen

Director of Deutsche Trust Bank Limited and Consultant to the Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1997.

Over 11 years of investment industry experience.

Previously served as a portfolio manager responsible for investing in Japan and Pacific Basin for Draycott Partners for the six years prior to joining Deutsche Asset Management.

MBA, University of South Carolina.

Effective August 19, 2002, Deutsche Japanese Equity Fund was rebranded Scudder Japanese Equity Fund as part of its new business model, bringing together the Deutsche Asset Management and Scudder families of funds under one unified Scudder Investments brand. In the following interview, the DWS portfolio management team discusses Scudder Japanese Equity Fund's strategy and the market environment during the 12-month period ended August 31, 2002. Tokyo-based Portfolio Manager Kuniyuki Kashiwazaki offers the new management team's perspective and outlook for the months ahead.

Q: How did Scudder Japanese Equity Fund perform in fiscal year 2002?

A: While performance was negative for the period under review, Scudder Japanese Equity Fund was more resilient than its benchmark, the Morgan Stanley Capital International (MSCI) Japan Index, for the 12 months ended August 31, 2002. The fund fell -6.44 percent (Class A shares, unadjusted for sales charges), compared with -15.08 percent for the MSCI Japan Index. This performance also compared relatively favorably with the Lipper Japanese Funds category average annual return of -14.96 percent for the same period (please see page 3 for details on the fund's Lipper rankings).

The fund's relative resilience was primarily due to a focus on high-quality names that had proven track records of good balance sheets, positive cash flow, stable earnings and sufficient cash reserves to weather an economic downturn and persistent deflation.

Q: Could you provide us with specific examples of your investment strategies during the past year?

A: Following the tragic events of September 11, 2001, Japanese equity markets fell, especially firms driven by US consumption, such as Toyota, Honda, Sony and Nintendo. While the fund was impacted by the performance of these holdings in the short term, we used the opportunity to build positions in these names at lower prices. These stocks recovered strongly during the first half of the fiscal year. The fund also benefited from principal holdings in select defensive pharmaceutical and telecommunications stocks that outperformed, such as Takeda Chemical Industries and NTT DoCoMo.

During the fourth calendar quarter, we increased our bias toward export-driven issues with strong balance sheets, which made gains as world markets began to anticipate a US economic recovery from mid-2002. Financially weak companies and banks, in which the fund was underweight, were under sell-off pressure.

In the early months of 2002, cyclical sectors came into favor, expected to profit first from an economic turnaround. We selectively added paper, media and machinery stocks. During June and July, export-driven stocks underperformed as the yen firmed significantly against the dollar; domestic-oriented securities proved relatively stable. We reduced automotive and technology holdings and increased fund positions in select retail, real estate and other stocks such as the Ito-Yokado supermarket chain and the Yamato Transport shipping company. In view of the uncertain global economy, we maintained this strategy through the end of the fiscal year.

Q: While the fund outperformed the MSCI Japan Index on a relative basis, it was clearly a challenging annual period on an absolute basis. What were the major factors impacting Japanese equities overall?

A: The Japanese equity market declined as the nation remained mired in declining economic activity, an uncertain political environment, an imminent financial crisis and persistent deflation. However, most of this decline can be attributed to the first half of the fiscal year. The MSCI Japan Index rose 3.73 percent during the second half.

The events of September 11, 2001 buried the delicate rally that had emerged on Japanese stock exchanges earlier that month. An October rally was driven primarily by technology stocks. Gaming software also advanced strongly with the launch of the Nintendo GameCube and Microsoft Xbox. Among the losers were banks and telecom. In November, the Japanese equity markets stagnated, driven by fears over deteriorated balance sheet ratios and the progressively poorer quality of outstanding loans. In December, Japanese equities fell as problems in the banking industry continued and the yen depreciated.

The Japanese equity markets continued downward in January as uncertainties regarding the nation's financial system continued to weigh heavily. Prominent beneficiaries were early cyclicals, such as oil and mining. In February, the Japanese equity markets reacted positively to price-keeping operations, whereby the Japanese government annually talks up the markets with speculation regarding possible policy improvement measures before the nation's fiscal year-end in March. Also, the first positive macroeconomic numbers began to come out of the United States and Japan. Cyclical industries such as semiconductors, mechanical engineering and media performed well.

The Japanese equity markets then maintained a mild upward trend. In March, the Japanese government's economics institutes issued a more positive economic outlook for the first time since June 2000. The market entry of Wal-Mart, which took a stake in the debt-ridden Seiyu Group, also made headlines. Telecom, technology and auto stocks rose. With signs of easing deflation, industries with high domestic exposure, such as retail and consumer credit, gained ground in April and May.

From June through August 2002, the Japanese equity markets were unable to resist the downward trend in world stock markets. Export-driven stocks continued to underperform; among the best performers were domestic-oriented and/or defensive industries. Due to the "o-bon," one of Japan's major holiday seasons, there was thin volume and lackluster trading on the nation's equity markets during August.

Q: Kuniyuki Kashiwazaki, you and your team have been managing the portfolio since September 5, 2002.1 What is your outlook for the Japanese equity markets?

1 Please see page 6 for biographical details on the new portfolio management team.

A: Just after August 31, Japanese equities were trading at their lowest levels in nearly 20 years. We believe that such share-price weakness is an excellent opportunity to buy select quality companies that fell without distinction from the lesser ones.

We believe that over the past two months that the market has been falling, there has been little deterioration in the fundamental health of either the Japanese economy or Japanese corporations. Certainly, economic recovery in the United States and Japan looks more muted than was earlier anticipated. Also, the revelations of corporate malpractice at TEPCO and Mitsui & Co. renewed doubts about the quality of Japanese management. However, in our view, Japanese banks, so often cast as the villains, are in significantly better shape than they were six months ago. Following the financial services agency inspections, most Japanese banks have categorized their nonperforming loans more rigorously and have created appropriate reserves against them.

Q: If fundamentals remain largely unchanged, then why have Japanese equity valuations been under pressure in recent months?

A: First, hedge funds have been selling, aiming to make money by shorting Japanese equities. In brief, these hedge funds sell Japanese equities and simultaneously purchase another asset, such as yen, in the hope that the Japanese equity market will decline. In some cases, they attempt to encourage a negative trend by selling over a period of days. If the hedge funds are successful, they then purchase the Japanese equities back at a lower price and profit from the difference between the price sold and the price bought.

Second, there has been an excess of equity supply as Japanese banks reduce their cross-shareholdings. Cross-shareholding is a traditional practice under which companies hold each other's shares through a subsidiary, an affiliated company and/or a business partner. Third, there has been a perception among some investors - an erroneous perception, in our view - that the Japanese banking system is close to insolvency. Finally, there has been an increase in equity issuance via convertible bonds by certain companies, raising the question of whether these companies are really committed to creating shareholder value.

We feel that this environment has created a valuation anomaly in which these short- to medium-term factors have depressed share prices below our estimate of their long-term value.

Q: Will this outlook affect the way you manage the portfolio?

A: Our investment process is based upon company visits from our nine research analysts, followed by detailed analysis and modeling of each company's financial prospects over the next five years. The portfolio is constructed from the individual companies the analysts recommend as having above-average prospects, superior earnings growth, high-quality managements and a focus on creating shareholder value. As we begin managing the fund, we are shifting the portfolio toward overweightings in the chemicals, banks and trading industries. We are underweight in computer-related companies and are eliminating holdings in NEC, Toshiba or Sony, largely because we can see earnings visibility more clearly in the domestic restructuring stories than we can in exporters such as these. We have confidence in our ability to add value through stock selection and aim, through our combination of stocks, to ensure that portfolio performance will not be heavily impacted by movements in other variables, such as currency. We believe that our long-term, fundamentally based approach to creating a portfolio is particularly appropriate for investors at this juncture in the market.

The views expressed in this report reflect those of the DWS portfolio management team through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2002

Asset Allocation	8/31/02	8/31/01

Common Stocks	75%	71%
Cash Equivalents, net	25%	29%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	8/31/02	8/31/01

Consumer Discretionary	29%	26%
Information Technology	28%	16%
Financials	14%	16%
Telecommunication Services	10%	6%
Industrials	7%	19%
Consumer Staples	3%	2%
Health Care	3%	7%
Materials	3%	4%
Utilities	3%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2002 (54.1% of Portfolio)
1. Nomura Securities Co., Ltd. Provider of financial services	7.5%
2. Hoya Corp. Manufacturer of electro-optics products	7.1%
3. Toyota Motor Corp. Manufacturer of diversified automotive products	6.6%
4. NTT DoCoMo, Inc. Provider of various telecommunication services and equipment	6.0%
5. TDK Corp. Manufacturer of electronics components	5.2%
6. Honda Motor Co., Ltd. Manufacturer of motorcycles, automobiles and power products	4.8%
7. Nintendo Co., Ltd. Manufacturer of game equipment	4.6%
8. NTT Corp. Provider of various telecommunication services and equipment	4.5%
9. Sumitomo Mitsui Banking Corp. Provider of banking services	3.9%
10. Canon, Inc. Producer of visual image and information equipment	3.9%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 31. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2002
Assets
Investment in Japanese Equity Portfolio, at value	$ 3,512,958
Due from Advisor	78,586
Other receivables	59
Total assets	3,591,603
Liabilities
Transfer agent fees payable	1,093
Other accrued expenses and payables	31,974
Total liabilities	33,067
Net assets, at value	$ 3,558,536
Net Assets
Net assets consist of: Undistributed net investment income	27,709
Net unrealized appreciation (depreciation) on:
Investments	2,351,957
Foreign currency related transactions	(34,574)
Accumulated net realized gain (loss)	(1,286,721)
Paid-in capital	2,500,165
Net assets, at value	$ 3,558,536

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2002 (continued)
Net Asset Value
Class S Net Asset Value, offering and redemption price(a) per share ($412,103 / 52,716 shares of capital stock outstanding, $.001 par value, 250,000,000 shares authorized)	$ 7.82
Class A Net Asset Value and redemption price(a) per share ($581,187 / 74,252 shares of capital stock outstanding, $.001 par value, 250,000,000 shares authorized)	$ 7.83
Maximum offering price per share (100 / 94.25 of $7.83)	$ 8.31
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,487,917 / 229,738 shares of capital stock outstanding, $.001 par value, 250,000,000 shares authorized)
$ 10.83
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($77,329 / 7,145 shares of capital stock outstanding, $.001 par value, 250,000,000 shares authorized)
$ 10.82

a Redemption price per share for shares held less than six months for Class S shares and sixty days for Class A shares is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2002
Investment Income
Net investment income allocated from the Japanese Equity Portfolio: Dividends (net of foreign taxes withheld of $3,316)	$ 18,763
Interest	7,053
Expenses	(143,597)
Net investment income (loss) allocated from the Japanese Equity Portfolio	(117,781)
Expenses: Administrator service fee	11,121
Registration fees	49,351
Distribution and shareholder servicing fees	31,013
Transfer agent fees	10,763
Accounting fees	20,400
Reports to shareholders	16,131
Legal	19,266
Auditing	12,470
Amortization of organization expenses	2,201
Directors' fees and expenses	311
Other	2,300
Total expenses, before expense reductions	175,327
Expense reductions	(238,689)
Total expenses, after expense reductions	(63,362)
Net investment income (loss)	(54,419)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(827,778)
Foreign currency related transactions	118,061
(709,717)
Net unrealized appreciation (depreciation) during the period on:
Investments	561,839
Foreign currency related transactions	(34,574)
527,265
Net gain (loss) on investment transactions	(182,452)
Net increase (decrease) in net assets resulting from operations	$ (236,871)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2002	2001
Operations: Net investment income (loss)	$ (54,419)	$ (82,524)
Net realized gain (loss) on investment transactions	(709,717)	(19,395)
Net unrealized appreciation (depreciation) on investment transactions during the period	527,265	(2,592,770)
Net increase (decrease) in net assets resulting from operations	(236,871)	(2,694,689)
Distributions to shareholders from: Net investment income: Class A	(79,153)	-
Class B	(178,157)	-
Class C	(18,579)	-
Net realized gains: Class A	-	(439,383)
Class B	-	(871,861)
Class C	-	(18,370)
Fund share transactions: Proceeds from shares sold	3,628,849	11,559,587
Reinvestment of distributions	96,878	420,511
Cost of shares redeemed	(4,278,617)	(12,327,134)
Redemption fees	2,548	-
Net increase (decrease) in net assets from Fund share transactions	(550,342)	(347,036)
Increase (decrease) in net assets	(1,063,102)	(4,371,339)
Net assets at beginning of period	4,621,638	8,992,977
Net assets at end of period (includes undistributed net investment income of $27,709 and $240,806, respectively)	$ 3,558,536	$ 4,621,638

The accompanying notes are an integral part of the financial statements.

Class A
Years Ended August 31,	2002	2001	2000	1999	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.47	$ 19.85	$ 20.12	$ 9.85	$ 12.50
Income (loss) from investment operations: Net investment income (loss)	(.06)[b]	(.12)[b]	(.28)	-[c]	(.07)
Net realized and unrealized gain (loss) on investment transactions	(.55)	(6.12)	5.82	10.27	(2.58)
Total from investment operations	(.61)	(6.24)	5.54	10.27	(2.65)
Less distributions from: Net investment income	(1.03)	-	-	-	-
Net realized gains on investment transactions	-	(4.14)	(5.81)	-	-
Total distributions	(1.03)	(4.14)	(5.81)	-	-
Net asset value, end of period	$ 7.83	$ 9.47	$ 19.85	$ 20.12	$ 9.85
Total Return (%)[d]	(6.44)	(37.79)	25.57	104.26	(21.20)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	581	1,207	3,262	11,010	14
Ratio of expenses before expense reductions, including expenses of the Japanese Equity Portfolio (%)	8.06	7.66	4.32	5.88	454.24*
Ratio of expenses after expense reductions, including expenses of the Japanese Equity Portfolio (%)	1.60	1.60	1.60	1.60	1.60*
Ratio of net investment income (loss) (%)	(.89)	(.88)	(1.23)	(1.29)	(1.00)*
[a] For the period from October 20, 1997 (commencement of sales of Class A shares) to August 31, 1998.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended August 31,	2002	2001	2000	1999	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.47	$ 24.85	$ 24.58	$ 12.11	$ 12.50
Income (loss) from investment operations: Net investment income (loss)	(.19)[b]	(.27)[b]	(.63)	(.12)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(.67)	(7.97)	6.71	12.59	(.38)
Total from investment operations	(.86)	(8.24)	6.08	12.47	(.39)
Less distributions from: Net investment income	(.78)	-	-	-	-
Net realized gains on investment transactions	-	(4.14)	(5.81)	-	-
Total distributions	(.78)	(4.14)	(5.81)	-	-
Net asset value, end of period	$ 10.83	$ 12.47	$ 24.85	$ 24.58	$ 12.11
Total Return (%)[c]	(6.92)	(38.32)	22.66	102.97	(3.12)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	2,488	3,134	5,621	4,604	283
Ratio of expenses before expense reductions, including expenses of the Japanese Equity Portfolio (%)	8.91	8.70	5.35	14.99	454.99*
Ratio of expenses after expense reductions, including expenses of the Japanese Equity Portfolio (%)	2.35	2.35	2.35	2.35	2.35*
Ratio of net investment income (loss) ( %)	(1.64)	(1.62)	(1.90)	(1.74)	(1.25)*
[a] For the period from August 10, 1998 (commencement of sales of Class B shares) to August 31, 1998.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended August 31,	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.48	$ 24.85	$ 24.10
Income (loss) from investment operations: Net investment income (loss)	(.20)[b]	(.26)[b]	(.04)
Net realized and unrealized gain (loss) on investment transactions	(.68)	(7.97)	.79
Total from investment operations	(.88)	(8.23)	.75
Less distributions from: Net investment income	(.78)	-	-
Net realized gains on investment transactions	-	(4.14)	-
Total distributions	(.78)	(4.14)	-
Net asset value, end of period	$ 10.82	$ 12.48	$ 24.85
Total Return (%)[c]	(7.09)	(38.27)	3.11**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	77	281	110
Ratio of expenses before expense reductions, including expenses of the Japanese Equity Portfolio (%)	8.59	8.92	8.74*
Ratio of expenses after expense reductions, including expenses of the Japanese Equity Portfolio (%)	2.35	2.35	2.35*
Ratio of net investment income (loss) (%)	(1.64)	(1.70)	(2.07)*
[a] For the period from May 31,2000 (commencement of sales of Class C shares) to August 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Japanese Equity Fund ("Scudder Japanese Equity Fund" or the "Fund"), a non-diversified series of the Deutsche Investors Funds, Inc. (the "Company"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Japanese Equity Portfolio (the "Portfolio"), an open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). On August 31, 2002, the Fund owned approximately 100% of the Japanese Equity Portfolio.

The Fund offers multiple classes of shares which provide investors with different purchase options. On July 15, 2002 the Fund commenced offering Class S shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within the first two years of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B, C is provided separately and is available upon request.Certain detailed information for the Class A, B, C and I shares and Class AARP and S shares is provided separately and is available upon request.Certain detailed information for the Class S shares is provided separately and is available upon request.Certain detailed information for the Class A, B, C and I shares and Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

The Portfolio's financial statements accompany this report.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $898,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2010, the expiration date, whichever occurs first.

In addition, from November 1, 2001 through August 31, 2002, the Fund incurred approximately $361,202 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio for a breakdown of the appreciation/depreciation from investments.

At August 31, 2002, the Fund's components of distributable earnings on a tax-basis are as follows:

Undistributed ordinary income*	$ 32,428
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (898,000)

In addition, during the year ended August 31, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 275,889

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and were amortized on a straight-line basis over a five-year period.

Redemption Fees. Upon the redemption or exchange of shares held by Class A shareholders for less than sixty days and Class S shareholders for less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. The Fund receives a daily allocation of the Portfolio's net investment income and net realized and unrealized gains and losses in proportion to its investment in the Portfolio.

B. Related Parties

Scudder Investments, which is part of Deutsche Asset Management, is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor and Administrator for the Fund.

For the year ended August 31, 2002, the Advisor contractually agreed to waive its fees and reimburse expenses to the Fund to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows: Class A shares 1.60%, Class B shares 2.35%, Class C shares 2.35% and Class S shares 1.15%. Under these agreements, the Advisor waived and absorbed $238,689 of expenses, which includes expenses incurred by the Japanese Equity Portfolio.

Administrator Service Fee. ICCC also serves as the Fund's Administrator. Under the Administrative Service Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee (the "Administrator Service Fee") based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accrual are paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets. For the year ended August 31, 2002, the Administrative Service Fee was $11,121, of which $449 is unpaid.

ICCC is the Fund's transfer and dividend disbursing agent. As compensation for providing these services the Fund pays ICCC up to $16.75 per account per year, plus reimbursement for out-of-pocket expenses. The amount charged to the Fund by ICCC for these services aggregated $10,763, of which $1,093 is unpaid at August 31, 2002.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Prior to August 19, 2002, ICC Distributors Inc. ("ICCD") was the distributor for the Fund. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period year ended August 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2002
Class A	$ 1,721	$ 351
Class B	20,476	804
Class C	1,493	28
	$ 23,690	$ 1,183

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2002, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at August 31, 2002
Class B	$ 6,825	$ 268
Class C	498	9
	$ 7,323	$ 277

Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Prior to August 19, 2002, ICCD was the principal underwriter for Class A, B and C shares. Fees paid in connection with the distribution of Class A shares for the year ended August 31, 2002 aggregated $261, all of which is attributed to ICCD.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2002, the CDSC for Class B and C shares aggregated $5,760 and $190, respectively, all of which is attributed to ICCD. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2002, SDI received $64, all of which is attributed to ICCD.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Accounting Fees

A third-party service provider is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The amount charged to the Fund for accounting services aggregated $20,400, of which $1,583 is unpaid at August 31, 2002.

D. Off-Balance Sheet Risk and Concentration of Credit Risk

See Notes to the Financial Statements of the Portfolio included elsewhere in this report for discussion of off-balance sheet risk and concentration of credit risk.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2002		Year Ended August 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class S	53,911*	$ 425,082*	-	$ -
Class A	94,228	790,690	771,358	9,235,906
Class B	24,403	291,811	69,232	1,149,492
Class C	185,652	2,121,266	76,754	1,174,189
		$ 3,628,849		$ 11,559,587
Shares issued to shareholders in reinvestment of distributions
Class A	7,099	$ 55,586	21,063	$ 286,883
Class B	2,280	24,785	6,382	115,258
Class C	1,517	16,507	1,017	18,370
		$ 96,878		$ 420,511
Shares redeemed
Class S	(1,195)*	$ (9,893)*	-	$ -
Class A	(154,521)	(1,365,450)	(829,263)	(10,542,825)
Class B	(48,169)	(559,082)	(50,617)	(873,756)
Class C	(202,563)	(2,344,192)	(59,669)	(910,553)
		$ (4,278,617)		$ (12,327,134)
Redemption fees
Class A	-	$ 490	-	$ -
Class B	-	1,884	-	-
Class C	-	174	-	-
		$ 2,548		$ -
Net increase (decrease)
Class S	52,716*	$ 415,189*	-	$ -
Class A	(53,194)	(518,684)	(36,842)	(1,020,036)
Class B	(21,486)	(240,602)	24,997	390,994
Class C	(15,394)	(206,245)	18,102	282,006
		$ (550,342)		$ (347,036)

* For the period from July 15, 2002 (commencement of sales of Class S shares) to August 31, 2002.

Report of Independent Accountants

To the Board of Directors of Deutsche Investors Funds, Inc. and the Shareholders of Scudder Japanese Equity Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Japanese Equity Fund (one of the funds constituting Deutsche Investors Funds, Inc., hereafter referred to as the "Fund") at August 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Baltimore, Maryland October 11, 2002

Tax Information (Unaudited)

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. During the year ended August 31, 2002, the following Fund received income from foreign sources and paid foreign taxes. Such amounts are eligible for the foreign tax credit. You should consult your tax advisor relating to the appropriate treatment of foreign taxes paid.

	Foreign Income	Per Share	Foreign Tax Withheld	Per Share
Scudder Japanese Equity Fund	$ 15,772	$ .0433	$ 3,316	$ .0091

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Japanese Equity Fund, a series of Deutsche Investors Funds, Inc., (the "fund") was held on August 16, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Directors of the Deutsche Investors Funds, Inc. to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
	For	Withheld
Richard R. Burt	2,591,546	8,161
S. Leland Dill	2,588,435	11,272
Martin J. Gruber	2,586,280	13,427
Richard T. Hale	2,591,546	8,161
Joseph R. Hardiman	2,591,546	8,161
Richard J. Herring	2,586,280	13,427
Graham E. Jones	2,588,435	11,272
Rebecca W. Rimel	2,591,546	8,161
Philip Saunders, Jr.	2,591,546	8,161
William N. Searcy	2,586,280	13,427
Robert H. Wadsworth	2,586,154	13,553

Investment Portfolio as of August 31, 2002

	Shares	Value ($)
Common Stock 75.2%
Consumer Discretionary 21.7%
Fast Retailing Co., Ltd.	3,000	86,784
Fuji Television Network, Inc.	10	48,157
Honda Motor Co., Ltd.*	3,000	127,014
Ito-Yokado Co., Ltd.	2,000	85,182
NGK Spark Plug Co., Ltd.	7,000	49,355
Nintendo Co., Ltd.	1,000	120,941
Seven-Eleven Japan Co., Ltd.*	2,000	73,374
Toyota Motor Corp.	7,000	173,273
		764,080
Consumer Staples 2.6%
Kao Corp.	4,000	91,592
Financials 10.7%
Mitsui Fudosan Co., Ltd.	10,000	76,748
Nomura Securities Co., Ltd.	15,000	197,731
Sumitomo Mitsui Banking Corp.	20,000	102,724
		377,203
Health Care 2.4%
Fujisawa Pharmaceutical Co., Ltd.	4,000	85,013
Industrials 5.0%
Konami Sports Corp.	1,000	23,530
Mori Seiki Co., Ltd.	7,000	51,953
SMC Corp.	1,000	100,025
		175,508
Information Technology 20.8%
Canon, Inc.	3,000	102,724
Hitachi Ltd.*	10,000	53,386
Hoya Corp.	3,000	188,243
Keyence Corp.	500	87,248
Rohm Co., Ltd.	500	68,230
Secom Co., Ltd.	2,000	92,266
TDK Corp.	3,000	137,134
		729,231
Materials 2.1%
Shin-Etsu Chemical Co., Ltd.	2,000	72,194
Telecommunication Services 7.9%
NTT Corp.	30	117,905
NTT DoCoMo, Inc.	75	159,400
		277,305
Utilities 2.0%
Tokyo Gas Co., Ltd.	25,000	71,266

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $2,752,114) (a)	75.2	2,643,392
Other Assets and Liabilities, Net	24.8	869,567
Net Assets	100.0	3,512,959

* Non-income producing security.
(a) The cost for federal income tax purposes was $2,813,308. At August 31, 2002, net unrealized depreciation for all securities based on tax cost was $169,916. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $93,145 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $263,061.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2002
Assets
Investments in securities, at value (cost $2,752,114)	$ 2,643,392
Cash equivalents	931,726
Dividends receivable	944
Interest receivable	619
Other receivables	966
Total assets	3,577,647
Liabilities
Accrued management fee	5,182
Custody fees payable	7,102
Other accrued expenses and payables	52,404
Total liabilities	64,688
Net assets, at value	$ 3,512,959
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	(108,722)
Paid-in capital	3,621,681
Net assets, at value	$ 3,512,959

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $7,270)	$ 29,082
Interest	10,663
Total Income	39,745
Expenses: Administrative service fee	16,503
Management fees	47,938
Custody fees	43,701
Accounting fees	40,000
Auditing	28,213
Amortization of organization expenses	12,001
Legal	4,000
Trustees' fees and expenses	146
Other	15,046
Total expenses	207,548
Net investment income (loss)	(167,803)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(1,668,930)
Foreign currency related transactions	220,738
(1,448,192)
Net unrealized appreciation (depreciation) during the period on:
Investments	(108,722)
Foreign currency related transactions	1,404,570
1,295,848
Net gain (loss) on investment transactions	(152,344)
Net increase (decrease) in net assets resulting from operations	$ (320,147)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2002	2001
Operations: Net investment income (loss)	$ (167,803)	$ (270,849)
Net realized gain (loss) on investment transactions	(1,448,192)	(75,530)
Net unrealized appreciation (depreciation) on investment transactions during the period	1,295,848	(5,236,372)
Net increase (decrease) in net assets resulting from operations	(320,147)	(5,582,751)
Capital transactions in shares of beneficial interest: Proceeds from capital invested	4,124,021	13,743,888
Value of capital withdrawn	(9,096,276)	(14,932,032)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(4,972,255)	(1,188,144)
Increase (decrease) in net assets	(5,292,402)	(6,770,895)
Net assets at beginning of period	8,805,361	15,576,256
Net assets at end of period	$ 3,512,959	$ 8,805,361

The accompanying notes are an integral part of the financial statements.

Years Ended August 31,	2002	2001	2000	1999	1998[a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	3,513	8,805	15,576	20,900	1,649
Ratio of expenses before interest expense (%)	3.68	3.08	2.16	5.72	15.44*
Ratio of expenses after interest expense (%)[b]	3.68	3.09	2.18	5.75	15.44*
Ratio of net investment income (loss) (%)	(2.98)	(2.37)	(1.74)	(5.22)	(14.46)*
Portfolio turnover rate (%)	188	119	120	133	95
Total Investment Return (%)[c]	(4.36)	-	-	-	-
[a] For the period from October 20, 1997 (commencement of sales of Class A shares) to August 31, 1998.
[b] For the period ended August 31, 1998 the Portfolio incurred no interest expense.
c Total investment return for the Portfolio was not required prior to 2002.
* Annualized

Notes to Financial Statements

A. Significant Accounting Policies

Japanese Equity Portfolio ("Scudder Japanese Equity Portfolio" or the "Portfolio"), a non-diversified series of the Deutsche Investors Portfolios Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Trustees.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Expenses. Expenses of the Trust arising in connection with a specific Portfolio are allocated to that Portfolio. Other Trust expenses which cannot be directly attributed to a Portfolio are apportioned among the Portfolios in the Trust based on relative net asset value.

Organization Costs. Costs incurred by the Portfolio in connection with its organization have been deferred and were amortized on a straight-line basis over a five-year period.

Cash. Cash includes deposits held at the Portfolio's custodian in a variable rate account at the applicable interest rate.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended August 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $8,400,259 and $12,929,471, respectively.

C. Related Parties

Scudder Investments, which is part of Deutsche Asset Management, is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor and Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Advisory Agreement. The management fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.85% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. DWS International Portfolio Management GmbH ("DWS"), an affiliate of the Advisor, serves as subadviser with respect to the investment and reinvestment of assets in the Portfolio.

Administrative Service Fee. Under the Administrative Service Appendix to the Master Services Agreement, the Portfolio pays ICCC an annual fee (the "Administrative Service Fee") based on the Portfolio's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accrual are paid monthly, at the annual rate of 0.15% of the Portfolio's average daily net assets. The administrative service fee aggregated $16,503, of which $446 is unpaid at August 31, 2002.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Portfolio. Certain expenses of the Portfolio will not be borne by the Advisor under the sub-administrative service fee such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel).

Trustees' Fees and Expenses. The Portfolio pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Accounting Fees

A third-party service provider is responsible for maintaining the portfolio and general accounting records of the Portfolio. The amount charged to the Portfolio for accounting services aggregated $40,000, of which $3,447 is unpaid at August 31, 2002.

E. Line of Credit

The Portfolio and other affiliated entities (the "Participants") shared in a revolving credit facility in the lesser of $15,000,000 or 33% of the Portfolio's net assets, administered by Investors Bank and Trust ("IBT") for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. This credit facility expired December 31, 2001 and was not renewed. The Participants were charged an annual commitment fee which was allocated pro rata based upon net assets among each of the Participants. During the four month period from September 1, 2001 through December 31, 2001, the Portfolio made borrowings. At the end of the period, the Portfolio had no outstanding balance. Interest expense incurred on the borrowings during the period amounted to $154 . The average dollar amount of the borrowings was $181,740 and the weighted average interest rate on these borrowings was 2.58%.

F. Investing in Foreign Securities

The Portfolio invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include devaluation of currencies, future adverse political and economic developments, lack of liquidity and greater volatility in market prices. This is particularly true with respect to emerging markets in developing countries.

G. Off-Balance Sheet Risk and Concentration of Credit Risk

Market risk is influenced by the nature of the items that comprise a particular category of financial instruments and by the relationship among various off-balance sheet categories as well as the relationship between off-balance sheet items and items recorded on the Portfolio's Statement of Asset and Liabilities. Credit risk is measured by the loss the Portfolio would record if its counterparties failed to perform pursuant to terms of their obligations to the Portfolio. Because the Portfolio may enter into forward foreign currency contracts, credit risk exists with counterparties. It is the policy of the Portfolio to transact the majority of its securities activity with broker-dealers, banks and regulated exchanges that the Advisor considers to be well established.

Report of Independent Accountants

To the Trustees of Deutsche Investors Portfolios Trust and the Beneficial Interest Holders of Japanese Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Japanese Equity Portfolio (one of the Portfolios constituting Deutsche Investors Portfolios Trust, hereafter referred to as the "Portfolios Trust") at August 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Baltimore, Maryland October 11, 2002

Shareholder Meeting Results

A Special Meeting of Shareholders of Japanese Equity Portfolio, a series of Deutsche Investors Portfolios Trust, (the "Portfolio") was held on August 16, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of Deutsche Investors Portfolios Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
	For	Withheld
Richard R. Burt	2,074,645	9,812
S. Leland Dill	2,071,067	13,390
Martin J. Gruber	2,067,147	17,310
Richard T. Hale	2,074,645	9,812
Joseph R. Hardiman	2,074,645	9,812
Richard J. Herring	2,067,147	17,310
Graham E. Jones	2,071,067	13,390
Rebecca W. Rimel	2,074,645	9,812
Philip Saunders, Jr.	2,074,645	9,812
William N. Searcy	2,067,147	17,310
Robert H. Wadsworth	2,066,953	17,504

2. To approve a new investment advisory agreement (a "New Investment Advisory Agreement") between the Trust, on behalf of the Portfolio, and Deutsche Asset Management, Inc. ("DeAM, Inc.") to be implemented within two years of the date of the Special Meeting upon approval of the members of the Trust's Board of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended).

Affirmative	Against	Abstain
2,066,315	6,104	12,038

3. To approve a new sub-advisory agreement (a "New Investment Advisory Agreement") between DeAM, Inc. and Deutsche Asset Management (Japan) Limited ("DeAMJ" or "Sub-Advisor") to be implemented upon the approval of the members of the Trust's Board of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended).

Affirmative	Against	Abstain
318,256	0	2,053

At the Shareholders Meeting held on August 16, 2002, shareholders approved (1) replacing ICCC with Deutsche Asset Management, Inc. as the investment advisor of the Portfolio and (2) replacing DWS International Portfolio Management GbmH with Deutsche Asset Management (Japan) Limited as the sub-advisor of the Portfolio, with such changes to be implemented upon approval of the Independent Trustees. On September 4, 2002, the Board of Trustees of the Trust, including the Independent Trustees, approved (1) implementing the change of investment advisor and sub-advisor and (2) modifying the Portfolio/Fund's investment strategy. The Board approved (1) changing the Portfolio/Fund's designation from non-diversified to diversified; (2) changing the definition of Japanese securities; (3) expanding the Portfolio/Fund's market cap strategy to include investing up to 30% of net assets in smaller companies that are traded over-the-counter; and (4) changing the Fund's primary benchmark from the MSCI Japan Index to the Tokyo Stock Exchange Stock Price Index.

Directors and Officers

The following individuals hold the same position with the Fund and the Trust.

Non-Interested Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Number of Funds in the Fund Complex Overseen	Business Experience and Directorships During the Past 5 Years
Richard R. Burt 2/3/47 Director since 1998	70	Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).

S. Leland Dill 3/28/30 Director as of August 16, 2002	68	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).

Martin J. Gruber 7/15/37 Director as of August 16, 2002	69	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, CREF (since 2000); Director, S.G. Cowen Mutual Funds (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai Capital Fund, Inc. (since 2000) and Singapore Fund, Inc. (since 2000) (registered investment companies).

Richard J. Herring 2/18/46 Director as of August 16, 2002	68	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since 1972); Director, Lauder Institute of International Management Studies (since 2000); Co-Director, Wharton Financial Institutions Center (since 2000) and Vice Dean and Director, Wharton Undergraduate Division (1995-2000).

Joseph R. Hardiman 05/27/37 Director since 2000	68	Private Equity Investor (1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).

Graham E. Jones 01/31/33 Director as of August 16, 2002	68	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).

Rebecca W. Rimel 4/10/51 Director since 2000	68	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management (1994-2002).

Philip Saunders, Jr. 10/11/35 Director as of August 16, 2002	68	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).

William N. Searcy 09/03/46 Director as of August 16, 2002	68	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).
Robert H. Wadsworth 1/29/40 Director since 1997	71	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1982 to present); President and Director, Trust for Investment Managers (registered investment company) (1999 to present). Formerly President, Investment Company Administration, L.L.C. (1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (1990-January 2002); Vice President, Professionally Managed Portfolios (1999-2002) and Advisors Series Trust (1997-2002) (registered investment companies); and President, Guinness Flight Investment Funds, Inc. (registered investment companies).
* Inception date of the corporation which was the predecessor to the LLC.

Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Number of Funds in the Fund Complex Overseen	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[4] 7/17/45 Chairman since August 16, 2002 and Director since 2000	203	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, ISI Family of Funds (registered investment companies) (1992-1999).

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
William F. Glavin, Jr.[5] 8/30/58 President since 2002	Managing Director of Deutsche Asset Management, Inc., Vice President and Director of Scudder Distributors, Inc., Trustee, Crossroads for Kids, Inc. (serves at risk children).
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (2000-present). Formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992).
Gary L. French[5] 7/4/51 Treasurer since 2002	Managing Director of Deutsche Asset Management. Formerly, President of UAM Fund Services, Inc.
Charles A. Rizzo[5] 8/5/57 Assistant Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 2002	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.), (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management (2002-present). Formerly, Vice President, Deutsche Asset Management (2000-2002); Partner, Freedman, Levy, Kroll & Simonds (1997-1999).
Amy M. Olmert 5/14/63 Assistant Secretary since 2002	Director, Deutsche Asset Management (1999-present); Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporate (now Deutsche Bank Securities Inc.) (1997-1999); Senior Manager and other positions, Coopers & Lybrand LLP (now PricewaterhouseCoopers LLP) (1988-1997).

1 Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Director or Officer first began serving in that position with Deutsche Investors Funds, Inc. of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street Philadelphia, PA 19103
Shareholder Service Agent and Transfer Agent

Investment Company Capital Corp. c/o Scudder Investments

P.O. Box 219356 Kansas City, MO 64121-9356
Custodian

Investors Bank & Trust Company

200 Clarendon Street Boston, MA 02116
Independent Accountants

PricewaterhouseCoopers LLP

250 W. Pratt Street Baltimore, MD 21201
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048